As filed with the U.S. Securities and Exchange Commission on April 19, 2023
Registration Nos. 333-40161
811-06025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
Under the Securities Act of 1933
Post-Effective Amendment No. 29 and/or	☒

REGISTRATION STATEMENT
Under the Investment Company Act of 1940
Amendment No. 132	☒

METROPOLITAN LIFE SEPARATE ACCOUNT UL
(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of Depositor’s Principal Executive Offices)
(212) 578-9500
(Depositor’s Telephone Number, including Area Code)
Stephen Gauster, Esq.
Executive Vice President and General Counsel
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esquire
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: on May 1, 2023
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2023, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2023
The Equity Options (Equity Additions and Equity Enricher) Life Insurance Policy Riders
Issued by Metropolitan Life Separate Account UL of
Metropolitan Life Insurance Company (“MetLife”)
Prospectus
This Prospectus describes the Equity Additions (also known as Variable Additional Insurance) and the Equity Enricher (also known as Variable Additional Benefits), which are riders to a fixed benefit life insurance policy (“Fixed Policy”) issued by MetLife (“Metropolitan Life”, the “Company”, “we”, “us”, “our”). Together these are referred to as “Equity Options”. Equity Options allow you to experience the potential growth of the equity markets by allocating amounts to Separate Account UL investment divisions as long as you continue to maintain the Fixed Policy. The Equity Options and the Fixed Policy are no longer for sale. This Prospectus is for use by existing policy owners.
You allocate premium payments for the Equity Options to the available investment divisions of Metropolitan Life Separate Account UL (“Separate Account”).
Each available investment division invests in shares of one of the “Portfolios” listed in Appendix A.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Interests in the Separate Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE EQUITY OPTIONS
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	None			None
Transaction Charges	You may be charged for transactions (such as when a premium payment is made into the Equity Enricher or when you request more than one illustration in a year)			“Charges and Deductions You Pay for Equity Options – Deductions from Premiums” “Charges and Deductions You Pay for Equity Options – Charge for Personalized Illustrations"
Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, an investment in Equity Options is subject to certain ongoing fees and expenses, including a monthly deduction covering the cost of insurance under the Equity Options added by rider, which cost of insurance is based on characteristics of the insured (e.g., age , sex and risk classification), and a mortality and expense risk charge. Please refer to the specifications page of your Fixed Policy for applicable rates.

You will also bear expenses associated with the Portfolios under your
Equity Option, as shown in the following table:
“Charges and Deductions You Pay for Equity Options - Charges Included in the Monthly Deduction”
	ANNUAL FEE	MIN	MAX
	Investment options ( Portfolio fees and charges)	0.28%	0.68%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Equity Options, including loss of principal.			“Principal Risks”
Not a Short-Term Investment
The Fixed Policy to which Equity Options may be added is designed to provide life insurance protection. The Fixed Policy and the Equity
Options should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments to the Fixed Policy and the Equity Enricher in order to replace short-term withdrawals. In addition, withdrawals may be subject to ordinary income tax or tax penalties.
“Principal Risks”
Risks Associated with Investment Options
An investment in Equity Options is subject to the risk of poor investment performance and can vary depending on the
performance of the Portfolios available under the Equity Options.
Each Portfolio has its own unique risks. You should review the
Portfolios before making an investment decision.
"Principal Risks"

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks
Investments in Equity Options are subject to risks related to
Metropolitan Life, including any obligations (including under the
Fixed Policy), guarantees, and benefits of the Fixed Policy and
Equity Options, which are subject to the claims paying ability of
Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings.
“Principal Risks”
Contract Lapse
We will terminate Equity Options if you are not making sufficient premium payments under the Fixed Policy or if your Fixed Policy face amount falls below the minimum required face amount. If the
Fixed Policy lapses no death benefit will be paid. The Equity Options may be reinstated if the conditions for reinstatement of the Fixed
Policy are met including the payment of required premiums.
“Laspe”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Transfer restrictions may apply because the Company has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.

Metropolitan Life reserves the right to remove or substitute
Portfolios as investment options that are available under Equity
Options.
“Transferring Cash Value”
Optional Benefits	If you select the Equity Additions Rider, you are limited to investments in one Portfolio.
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under the Equity Options.

Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Some investment professionals may receive ongoing trail
commissions on the cash value of your Equity Options. They may also receive sales commissions on additional purchase payments you make to Equity Options, which may create a financial incentive for such investment professionals to recommend that you make
additional purchase payments to your Equity Options rather than to some other financial product.
“Sales and Distribution of the Policies”

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your Policy with Equity Options.
You should only exchange your Fixed Policy with Equity Options if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Fixed Policy with Equity Options.
“Sales and Distribution of the Policies”
OVERVIEW OF THE EQUITY OPTIONS
Purpose of the Equity Options
The Equity Options riders are designed to be added to your Fixed Policy to provide a cash value and additional death benefit based on the performance of the available investment divisions. The Equity Options may be appropriate for an investor who has a longer time horizon, wants exposure to variable rates of return while continuing to maintain a Fixed Policy and desires the additional life insurance coverage.
Payment of Premiums
The Equity Options allow some flexibility in making premium payments. For Equity Additions, you can make premium payments by allocating to Equity Additions any dividends or other credits we pay on the Fixed Policy or on certain riders (known as credit options) that you may have elected under the Fixed Policy. For Equity Enricher, you can make planned and unplanned premium payments directly to Equity Enricher. You need not adhere to the planned periodic premium payment schedule for the Equity Enricher and may make premium payments in any amount above the minimum and below the maximum premium amounts. The Equity Options will terminate if the Fixed Policy terminates or if the Fixed Policy face amount is reduced below a minimum face amount. If the Fixed Policy terminates then no death benefit will be payable under the Fixed Policy and any cash value in your Equity Options will be included in your surrender value. Premiums may be allocated among the available investment options.
Features of the Equity Options
Through the Equity Options you can gain exposure to the equity markets while maintaining your fixed benefit Fixed Policy. The Equity Options provide flexibility in connection with premium payments and also provide death benefits associated with Equity Options, in addition to loan privileges and surrender and partial withdrawal privileges. The Fixed Policy and the Equity Options may be appropriate for investors with a longer time horizon and a need for life insurance coverage and who want the potential to participate in the equity markets.
Death Benefit. The Equity Options are designed to provide insurance protection. If the Equity Options are in force, and upon receipt of satisfactory proof of the death of the insured, we will pay insurance proceeds to the beneficiary of the Fixed Policy. Insurance proceeds generally equal the Equity Options cash value divided by an applicable “net single premium amount” that is specified in your rider. We will pay your beneficiary any insurance proceeds upon the insured’s death. The beneficiary can elect to receive the death benefit in a single sum or under various income plans where the death benefit proceeds are transferred to our general account (including the Equity Options), proceeds are paid to the beneficiary under fixed interest rate income plans, and the Fixed Policy and any riders are replaced with a separate contract. Under certain income plans you might not be able to convert (“commute”) any of the periodic payments under that plan to a lump sum withdrawal.

Investment Options. For Equity Additions, your premium payments will be allocated to the MetLife Stock Index Portfolio. For Equity Enricher, you can allocate your net premiums and cash value among your choice of the MetLife Stock Index Portfolio and the Morgan Stanley Discovery Portfolio. You may change your allocation of future premiums for Equity Enricher at any time. Additional information about each Portfolio including its Portfolio type, advisers and any subadviser as well as current expenses and certain performance information is included in Appendix A.
Surrender and Partial Withdrawals. You may surrender (turn in) the Equity Options for their cash value or take a partial withdrawal of their cash value at any time. We will deem your request for surrender of the Fixed Policy also to be a request for surrender of the Equity Options. Your cash value in an Equity Option reflects your Equity Option’s premium payments, the charges we deduct from the Equity Options cash value, any investment experience you have in our Separate Account, as well as your transfer, loan and withdrawals activity. A surrender or partial withdrawal may have tax consequences.
Transfers. You may transfer cash value from each Equity Option to pay Fixed Policy premiums, charges or loan interest. You may also transfer cash value to or from certain other benefit options to an Equity Option. Finally, you may make transfers between the two investment options available under the Equity Enricher (see “Transferring Cash Value”).
Loans. You may borrow from the Fixed Policy, including the Equity Options. The maximum loan amount you may take is the loan value. The loan value equals the cash value less the anticipated loan interest for the remainder of that Fixed Policy year. We charge you an initial annual interest rate that we will tell you when you request the loan. The loan interest rate is set each year and we will mail you advance notices of any increases in the loan interest rate applicable to your loan. Loans may have adverse tax consequences.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying and owning the Equity Options. Please refer to your Fixed Policy's specifications page for information about the specific fees you will pay each year for the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Equity Options.
Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Maximum Sales Charge imposed on premiums* (“load”)	On payment of premium	2.00% of each premium paid	2.00% of each premium paid
State premium tax charge*	On payment of premium	2.00% of each premium paid	2.00% of each premium paid
Federal premium tax charge*	On payment of premium	1.00% of each premium paid	1.00% of each premium paid
Illustrations	Upon requests for an illustration in excess of one per year	$25.00	$0
*
These charges apply to Equity Enricher only.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Fixed Policy and Equity Options, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Expenses
Base Contract Charges:	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Cost of Insurance(1)
Equity Additions •Minimum and Maximum Charge	Monthly	$0.50 to $2.75 each month per $1,000 of Equity Additions Cash Value	$0.05 to $2.47 each month per $1,000 of Equity Additions Cash Value
•Charge for a representative insured(2)		$0.51 each month per $1,000 of Equity Additions Cash Value	$0.05 each month per $1,000 of Equity Additions Cash Value
Equity Enricher •Minimum and Maximum Charge	Monthly	$0.50 to $2.75 each month per $1,000 of Equity Enricher Cash Value	$0.05 to $2.47 each month per $1,000 of Equity Enricher Cash Value
•Charge for a representative insured(2)		$0.52 each month per $1,000 of Equity Additions Enricher Value	$0.07 each month per $1,000 of Equity Additions Enricher Value
Mortality and Expense Risk Charge(3)	Monthly	Annual rate of 0.75% of the cash value in the Separate Account on each monthly Anniversary	Annual rate of 0.75% of the cash value in the Separate Account on each monthly Anniversary
Loan Interest Rate	Annually	The greater of (a) a then current rate of a specified average(4) and (b) a rate equal to 1% per annum more than the interest rate of the Fixed Policy.	The greater of (a) a then current rate of a specified average(4) and (b) a rate equal to 1% per annum more than the interest rate of the Fixed Policy.
(1)
The cost of insurance charge varies based on individual characteristics, including the insured’s age, risk class and except for unisex policies, sex. The cost of insurance charges shown may not be representative of the charge that a particular Fixed Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your sales representative.
(2)
The representative insured is a male insured, age 35, in the preferred nonsmoker underwriting class.
(3)
The Mortality and Expense Risk and Administrative Service Charge is 0.50% for riders to Fixed Policies that have a face amount of $250,000 or greater.
(4)
The specified average means (a) Moody’s Corporate Bond Yield Average Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or any successor service; or (b) If the Moody’s average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which the Fixed Policy is delivered.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Equity Options. A complete list of Portfolios available under Equity Options, including their annual expenses, may be found in Appendix A.
Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.68%

PRINCIPAL RISKS
This prospectus discusses the risks associated with purchasing the Equity Options. Prospectuses for the Portfolios discuss the risks associated with investment in a Portfolio described therein. Each of the investment divisions that is available to you under the Policy invests solely in a corresponding “Portfolio” of a Fund.
Investment Risk. MetLife does not guarantee the investment performance of the investment divisions and you should consider your risk tolerance before selecting any of these investment divisions. You will be subject to the risk that investment performance will be unfavorable and that your Equity Options cash value will decrease. Your Equity Options death benefit will also decrease unless the Conditional Guaranteed Minimum Death Benefit is in effect. In addition, we deduct Equity Options fees and charges from your Equity Options cash value, which can significantly reduce your Equity Options cash value. It is possible to lose your full investment in the Equity Options and they are not suitable as a short-term savings vehicle.
Surrender and Withdrawal Risks (Short-Term Investment Risk). The Fixed Policy (including the Equity Options) is designed to provide life insurance protection. IT IS NOT OFFERED PRIMARILY AS AN INVESTMENT, AND IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE OR IF YOU NEED READY ACCESS TO CASH. You will be charged if you make premium payments to the Fixed Policy or to the Equity Enricher in order to replace short-term withdrawals. You should purchase the Fixed Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Fixed Policy if you intend to surrender all or part of the Fixed Policy’s cash value in the near future.
Risk of Policy Termination (Lapse). We will terminate Equity Options if you are not making sufficient premium payments under the Fixed Policy or if your Fixed Policy face amount falls below the required minimum. Termination of a Fixed Policy on which there is an outstanding loan may have adverse tax consequences. If the Fixed Policy lapses no death benefit will be paid. If your Fixed Policy terminates when there is an outstanding loan, there may be adverse tax consequences.
Tax Risks. We anticipate that the Fixed Policy (including its riders) should be deemed a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Fixed Policy is issued on a substandard basis. The death benefit under the Fixed Policy (including its riders) will never be less than the minimum amount required for the Fixed Policy (including its riders) to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Fixed Policy was issued.
Even if your Fixed Policy is treated as a life insurance policy for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Fixed Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Fixed Policy as collateral for a loan will be treated as a distribution of the earnings in the Fixed Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Fixed Policy owner is under age 59 1∕2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.
See “Federal Tax Matters.” As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.
Loan Risks. A policy loan that affects the Equity Options, will affect the cash value of your Equity Options over time even if it is repaid. This is because we move any amount of the loan that affects an Equity Option to the corresponding fixed benefit option under the Fixed Policy where it will earn a fixed return and will not participate in the investment experience of the investment divisions.
Any unpaid loan (plus accrued interest) also reduces the insurance proceeds paid to your beneficiary. In addition, your Fixed Policy and riders, including any Equity Option, may terminate if your outstanding loan and accrued loan interest equals or exceeds the cash value of your Fixed Policy and riders.
If you surrender your Fixed Policy or your Fixed Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans from your Fixed Policy and partial withdrawals from your riders exceed the premiums paid under your Fixed Policy and riders. Since loans and partial withdrawals reduce your cash value, any remaining cash value may be insufficient to pay the income tax due.
Equity Options Charge and Expense Increase. We have the right to increase certain Equity Options charges.
Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Fixed Policy or any riders including either Equity Option based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Equity Options transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Pandemics and Other Public Health Issues. The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company's obligations under your policy or contract, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Portfolio Risks. An investment in Equity Options is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Equity Options. Each investment option has its own unique risks. You should review the Portfolios before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio's prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.
Insurance Company Risks. Policies are subject to the risks related to Metropolitan Life. Any obligations guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000 or by visiting https://www.metlife.com/about-us/corporate-profile/ratings.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military and other actions such as the Russia-Ukraine conflict, and heightened security measures may cause significant volatility in global financial markets and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of our investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Additionally, the performance of the Indexes may be adversely affected. This risk could be higher for Indexes with exposure to European or Russian markets, including the MSCI EAFE index. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
OUR SEPARATE ACCOUNT THAT SUPPORTS THE EQUITY OPTIONS
The Separate Account
The Separate Account receives is the funding vehicle for the Equity Options and other variable life insurance products that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can take the excess out of the Separate Account.
The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. This means that, except for excess assets that we would be free to withdraw, the assets of the Separate Account are not available to meet the claims of our general creditors, and must be used for the sole purpose of supporting the cash values of the variable life insurance products whose premiums the Separate Account receives.

We are obligated to pay the death benefit under the Equity Options even if that amount exceeds the Equity Options’ cash value in the Separate Account.
Death benefits and any riders under the Fixed Policy paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. Metropolitan Life is regulated as an insurance company under state law. State law generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Portfolios offered under Equity Options or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, Metropolitan Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Investment Divisions
The Separate Account has subdivisions, called “investment divisions.” Each investment division invests its assets exclusively in shares of a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds or “Funds” that offer the Portfolios are Brighthouse Funds Trust I, and Brighthouse Funds Trust II. Each of these Funds has an investment adviser responsible for overall management of each Portfolio available in the Fund. The investment adviser has contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.
The Portfolios’ investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.
The name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Fund has issued a prospectus that contains more detailed information about the Portfolio, which you may obtain by calling by calling 1-800-638-5000 or going on line to: dfinview.com/metlife/tahd/MET000221. The summary prospectus for each Portfolio accompanies this Prospectus.
Share Classes of the Portfolios
The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Equity Options. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Equity Options. For Brighthouse Funds Trust I and Brighthouse Funds Trust II, we offer Class A shares only.
Substitution of Investments
If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Equity Options, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to Equity Additions or Equity Enricher, or both, and may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission.
Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.
Certain Payments We Receive with Regard to the Portfolios
An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Equity Options and the Fixed Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from fees deducted from Portfolio assets. Fixed Policy owners that have the Equity Options riders, through their indirect investment in the Portfolios, bear the costs of these fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Equity Options and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Fixed Policy with Equity Options and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Fixed Policy and Equity Options.
As of December 31, 2022, approximately 87% of portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative portfolios which could have higher or lower costs to you. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 (“1940 Act”). A Portfolio’s 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. (See “Sales and Distribution of the Policies.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor Metropolitan Life Investors Distribution Company (MLIDC). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return. For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.

Selection of Portfolios
We select the Portfolios offered through the Equity Options based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Equity Options cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Equity Options owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.
We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Equity Options resulting from the performance of the Portfolios you have chosen.
Voting Rights
We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that investment division for all Policies for which we have received voting instructions.
The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote. We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.
We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an investment division’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

ELECTING EQUITY OPTIONS
The Equity Enricher was only available at the same time as the Fixed Policy was purchased.
The Equity Additions may be elected as your dividend option under an existing Fixed Policy. If you decide to elect the Equity Additions, you must complete the Equity Additions application. If you decide to add Equity Additions, it may reduce the amount of premiums that you could pay to your Fixed Policy before it would become a modified endowment contract. If you contact us, we will tell you what these premium limits are. We will not require additional evidence of insurability for the Equity Additions, unless you desire to make a payment that is derived from another credit option that does not itself have a death benefit.
Insurance coverage under Equity Additions commences on its Investment Start Date (see “Sending Communications and Payments To Us — When Your Requests, Instructions and Notifications Become Effective”), assuming coverage under the Fixed Policy is then in effect. Insurance coverage under Equity Enricher commences at the later of delivery of the option to you and our Date of Receipt of your first premium payment for that option. For coverage under Equity Enricher to be effective, the insured’s health must be the same as stated in your application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under an Equity Option begin, see “Charges Included in the Monthly Deduction.”
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies including this Fixed Policy and its riders or annuity contracts in connection with the purchase of another policy. You should compare your existing insurance and the proposed policy carefully. You should replace your existing insurance only when you determine that the proposed policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy another policy, you may have to pay a tax, including possibly a penalty tax on the surrender.
YOUR PAYMENT AND ALLOCATION OF EQUITY OPTIONS PREMIUMS
Amounts allocated to Equity Options won’t guarantee that your Equity Option will have a death benefit. Rather, this depends on the Equity Option’s cash value and the conditional guaranteed minimum death benefit.
Paying Premiums
To the extent discussed below under “Transferring Cash Value,” you can move cash value into an Equity Option from a fixed option that corresponds to that Equity Option. Also, you can make premium payments:
•
For the Equity Additions: through dividends or other credits (together “credits”) payable on the Fixed Policy or any other riders to the Fixed Policy. You may not make premium payments directly into the Equity Additions. Any request to designate the Equity Additions rider as the option for receiving these credits will take effect upon our Date of Receipt of your written request. Only one election may be made for any credit payment date and that election will apply to all credits payable under the Fixed Policy.
•
For the Equity Enricher:
•
through a voluntary planned periodic premium schedule. You chose the schedule on your Equity Enricher application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; (c) periodic automatic pre-authorized transfers from your checking account (“pre-authorized checking arrangement”); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned periodic premium schedule.
•
through unscheduled premium payments that you can make at any time.
We do not accept premiums made in cash or by money order.
We will hold a premium payment received before its scheduled payment date in a non-interest bearing holding account until the scheduled payment date, if necessary to prevent a Fixed Policy and its riders becoming a modified endowment contract. (See “Modified Endowment Contracts” under “Federal Tax Matters” below.) We will send you an additional notice of this arrangement by letter immediately after receiving your payment. We will also give you the option to either have the money held until the scheduled payment date or applied on our Date of Receipt of your instructions to apply the money (unless the scheduled payment date has already passed).
Maximum and Minimum Premium Payments
•
Total premium payments for the Equity Enricher and a corresponding fixed benefit rider may not exceed $2.5 million in the first Fixed Policy year and $500,000 in each year thereafter.
•
We will let you make premium payments that would turn your Fixed Policy and its riders into a modified endowment contract, but we will inform you of this status not later than in your annual statement, and if possible we will tell you how to reverse the status.
•
The following additional limitations apply to your premiums under the Equity Enricher. When applying the limits, we aggregate payments to the Equity Enricher with payments under the corresponding fixed benefit rider.
I.
You may not make any premium payments:
A.
While we are considering your application for benefits on the Fixed Policy under a disability waiver of benefits option or an acceleration of death benefit option.
B.
If we are paying or in certain circumstances have finished paying benefits under one of the above options.
C.
If you have made no payments to the Equity Enricher during the first year after its issuance or for any two consecutive Fixed Policy years (unless, during any part of such period, your right to make payments was terminated for reasons described in A, or, unless you were taking withdrawals from the Equity Enricher to pay for a child’s education and you provide us with proof of such payment that we find satisfactory).
D.
After the later of the Fixed Policy anniversary on which the insured is 65, or the tenth Fixed Policy anniversary. In no event will payments be accepted after the Fixed Policy anniversary on which the insured is age 86.
In any of these cases, you may elect to receive the cash value, transfer the cash value to the corresponding fixed benefit rider, or leave the cash value in the Equity Enricher. If you leave the cash value in the Equity Enricher, it will remain subject to applicable fees and charges. If investment performance is not sufficient to offset the amount of these expenses, the death benefit may decline or terminate.
II.
Your voluntary planned periodic payments must be at least:
A.
$250 annually ($100 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the Fixed Policy was issued).

B.
$125 semi-annually ($50 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the Fixed Policy was issued).
C.
$25 for all monthly methods of payment ($10 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the Fixed Policy was issued).
III.
Each unscheduled premium payment should be at least $250 ($100 for the Tower or Executive Series or where the insured was under age 18 when the Fixed Policy was issued).
IV.
During the first Fixed Policy year, we reserve the right to reject any amount that exceeds the cumulative amount of your first Fixed Policy year’s voluntary planned periodic premiums.
V.
During the first Fixed Policy year, the maximum annual payment we permit is 15 times the nonsmoker standard annual premium (minus the Fixed Policy fee).
VI.
After the first Fixed Policy year, the maximum payment we permit is the greater of:
A.
3 times the Fixed Policy’s nonsmoker standard annual premium (minus the Fixed Policy fee); or
B.
$5,000
VII.
We reserve the right to require evidence of insurability of premium payments that exceed both $25,000 and 2 times the greater of the total payments made in either of the prior two Fixed Policy years.
Allocating Equity Enricher Premiums
You can instruct us to allocate your Equity Enricher premiums (after deduction of any charges) to either or both of the available separate account investment divisions on the Investment Start Date. The percentage of your allocation into each division must be at least 1% and must be a whole number. You can change this allocation (effective after the Investment Start Date) by giving us written notice at our Designated Office or in any other manner that we may permit.
For Policies issued in California. We allocate your net premiums to the investment divisions of the Equity Enricher on the later of the date we receive the first premium payment allocated to the Equity Enricher and the date we receive the first full premium due for the Fixed Policy.
SENDING COMMUNICATIONS AND PAYMENTS TO US
Contacting Us
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a policy loan; taking a partial withdrawal; surrendering your Fixed Policy or an Equity Option; making transfer requests; changing the benefit option to which you want to allocate your policy dividends or other credits; or changing the allocation between investment divisions for future premium payments that you make to Equity Enricher.
If you send your premium payments or transaction requests to an address other than our Designated Office for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction.

When Your Requests, Instructions and Notifications Become Effective
Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of a Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this prospectus.)
A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).
The initial effective time of your Equity Options’ investment in the Separate Account is the Investment Start Date. The Investment Start Date is:
•
For Equity Additions, the payment date of the first Fixed Policy dividend or other credit that is allocated to the option or, if sooner, the date of the first transfer of cash value to Equity Additions from another rider available under the Fixed Policy.
•
For the Equity Enricher, the end of the first Valuation Date after the latest of:
•
The date we receive the first premium payment allocated to the Equity Enricher;
•
The 20th day following the Date of Policy indicated in the Fixed Policy; and
•
The 20th day following the date we receive the first full premium due for the Fixed Policy.
Prior to the Investment Start Date, we will place in our general account any premium payments you make to the Equity Enricher. There it will earn a fixed rate of interest commencing with its date of receipt or, if later, the Date of Policy until the Investment Start Date.
For Policies issued in California. The Investment Start Date for Equity Enricher is the end of the first Valuation Date after the later of:
•
the date we receive the first premium payment allocated to the Equity Enricher and
•
the date we receive the first full premium due for the Fixed Policy.
Third Party Requests
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right to not process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Fixed Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Fixed Policy owners.

DEATH BENEFIT
We will pay your beneficiary any insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the insured’s death. The beneficiary can receive the death benefit in a single sum or under various income plans available under the Fixed Policy.
Equity Options Death Benefits
The Equity Options standard death benefit is:
•
The Equity Option’s cash value (after we deduct the Mortality and Expense Risk and Administrative Services Charge and the Cost of Insurance Charge, pro rated for the appropriate period) at the end of the Valuation Period in which the insured dies; divided by the net single premium for that day (see “Net Single Premium” below).
•
Any increase or decrease in the cash value of an Equity Option also will increase or decrease the Equity Option’s death benefit that otherwise would apply. In such cases, the Equity Option’s death benefit will change by a larger amount than does the cash value of an Equity Option.
The following examples illustrate the operation of the Equity Additions death benefit calculation. The Equity Enricher operates in the same manner.
For example: the Equity Additions net single premium is .30142 at the Fixed Policy anniversary nearest a male insured’s 40th birthday. If the insured died on that date and the Equity Additions cash value was then $5,000, the Equity Additions death benefit would be $16,588 (i.e., $5,000 divided by .30142). But if the Equity Additions cash value had been only $4,000, the Equity Additions death benefit would have been only $13,271 (i.e., $4,000 divided by .30142); and if the Equity Additions cash value had been $6,000, the Equity Additions death benefit would have been $19,906 (i.e., $6,000 divided by .30142).
Any increases in death benefit due to an increase in the Equity Additions cash value will be partially or wholly offset (and any decreases will be accentuated) by the fact that the net single premium increases the longer your Fixed Policy is outstanding.
For example: in the example set out above, the Equity Additions net single premium for a 40 year old male insured was .30142, which resulted in a $16,588 Equity Additions death benefit, assuming a $5,000 Equity Additions cash value. If that same insured had instead been age 45, the net single premium would have been .35291, which would have resulted in an Equity Additions death benefit of only $14,168 (assuming the same $5,000 Equity Additions cash value). On the other hand, if the same insured had been only age 35, the net single premium would have been only .25594, which would have resulted in an Equity Additions death benefit of $19,536 (again, assuming the same $5,000 Equity Additions cash value).
Therefore, in order for your Equity Option death benefit to increase or remain constant, your Equity Option cash value must increase enough to compensate for the effect of the increases in net single premium. If your Equity Option cash value declines to zero (due to adverse investment results, transfers out of the Equity Option, the charges we deduct, and/or insufficient premium payments), your Equity Option death benefit also will be zero.
The amount of the death benefit that exceeds the Equity Option’s cash value is paid from the Company’s general account. Death benefit amounts paid from the general account are subject to the claims paying ability of the Company.

Alternate Death Benefit That Automatically Applies in Some Cases
In no event will the Fixed Policy death benefit be lower than the minimum amount required to maintain the Fixed Policy as life insurance under the federal income tax laws.
Conditional Guaranteed Minimum Death Benefit
We provide a conditional guaranteed minimum death benefit during the first 7 years of your Fixed Policy or another 7 year period beginning from any date your policy is “materially modified” (within the meaning of the tax law test discussed under “Federal Tax Matters-modified endowment contract status,” below). During any such 7 year period, the conditional guaranteed minimum death benefit generally will equal the Equity Option’s death benefit at the beginning of each such 7 year period. The guaranteed minimum death benefit ends:
•
if the Fixed Policy (including and riders) becomes a Modified Endowment Contract; or
•
for the Equity Additions, if you change your credit option to a different credit option for the next credit payment date.
The conditional guaranteed minimum death benefit is reduced for any:
•
loan;
•
withdrawal; or
•
cash value transfer from the Equity Option.
You should consult with your sales representative before taking any action listed above to find out whether (and by how much) the action will affect the conditional guaranteed minimum death benefit.
If your conditional guaranteed minimum death benefit is reduced or ends, your Fixed Policy (including any riders) may become a modified endowment contract.
EQUITY OPTIONS CASH VALUE
Your Equity Option’s cash value equals the Separate Account cash value. The Separate Account cash value is allocated to each applicable investment division. An Equity Option’s cash value is calculated as follows:
•
On the Investment Start Date Equity Option’s cash value is allocated to each applicable investment division.
•
Thereafter, at the end of each Valuation Period the cash value in the investment division equals:
•
The cash value in the investment division at the beginning of the Valuation Period; plus
•
All Equity Option premiums less any applicable charges (for Equity Enricher) and cash value transfers that are directed into the investment division during the Valuation Period; minus
•
All partial cash withdrawals, loan amounts and cash value transfers out of the investment division during the Valuation Period; minus
•
The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
•
The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. We reserve the right to reduce the net investment return by a charge for taxes that may be imposed on us.
The cash value in an investment division depends on the net investment experience of its corresponding Portfolio and reflects the fees and expenses of the Portfolio. We determine the cash value of an investment division as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading.
If your Equity Option has no cash value, we will not provide any insurance coverage under it, nor will we take a monthly deduction, until the Equity Option does have cash value.
SURRENDERS AND PARTIAL WITHDRAWALS FROM EQUITY OPTIONS
If you surrender (turn in) your Equity Option, you can choose to receive the option’s cash value or have the proceeds transferred to any other rider that is permitted to receive premiums at that time. In the event of such a transfer, any credit that might be payable on amounts in such option will be adjusted to reflect the timing of receipt of such transfer. We will deem your request for surrender of the Fixed Policy also to be a request for surrender of the Equity Option. You may receive the surrender proceeds in a single sum or under an income plan available through the Fixed Policy.
If you would like to make a partial withdrawal, you may direct from which Equity Option and/or investment division, where relevant, the amount will be taken. If you do not identify the part of your Fixed Policy or any rider from which you want your withdrawal to be taken, we will take it first from any available value in the parts of your Fixed Policy (including any riders) other than the Equity Options. We will take from the Equity Options only that portion of the withdrawal request that remains after all of such other available value has been withdrawn. If you have both the Equity Additions and Equity Enricher in effect, we will take any withdrawals from your Equity Options first from Equity Additions, unless you have instructed otherwise. If you have cash value in both of the investment divisions under Equity Enricher, we will take any withdrawals from your Equity Enricher proportionately based on the allocation on file at the time your request is received, unless you have instructed otherwise.
Before surrendering your Equity Option or requesting a partial withdrawal you should consider the following:
•
At least some amounts received may be taxable as income and, if your policy is a modified endowment contract, subject to certain tax penalties. (See “Federal Tax Matters — Modified Endowment Contracts”).
•
Your policy could become a modified endowment contract.
•
For partial withdrawals, your death benefit will decrease.
•
In some cases you may be better off taking a policy loan, rather than a withdrawal.
•
The conditional guaranteed minimum death benefit will be reduced by the same proportion as the withdrawal reduces the Equity Option’s cash value.
TRANSFERRING CASH VALUE
You may transfer cash value from an Equity Option to pay premiums, loan interest, or charges under the Fixed Policy. You can also make the transfers to certain other riders available under the Fixed Policy:

We will adjust any credit that would be due under a Fixed Policy rider to reflect the timing and effect of any transfer. Any transfer will reduce the conditional guaranteed minimum death benefit if, and in the same proportion as, it reduces the Equity Options’ cash value. There is no charge for cash value transfers.
If you would like to make a transfer, you must indicate which investment division, where relevant, and which Fixed Policy riders are involved in the transfer. Transfers among the investment divisions and transfers between an Equity Option and the Fixed Policy or other available riders are not currently taxable transactions.
Restrictions on Frequent Transfers
Frequent requests from Equity Options owners to transfer Equity Options cash value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in any international, small-cap, and high-yield Portfolios and we monitor transfer activity in those Portfolios (the “Monitored Portfolios”). Currently, there are no Monitored Portfolios available for the Equity Options. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Portfolios, in a 12-month period there were; (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round-trips” involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that Portfolios other than the Monitored Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require all future transfer requests, to and from a Monitored Portfolio or other identified Portfolios, under that policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination at the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Equity Options owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any

Portfolios and there are no arrangements in place to permit any Equity Options owner to engage in frequent transfers. We apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent trading policies established by the Fund.
In addition, Equity Options owners and other persons with interests in the Policies should be aware that the redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Fund in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Equity Options owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activities, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfer activities (even if an entire omnibus order is rejected due to the frequent transfers activity of a single Equity Options owner). You should read the Fund prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more

Owners with interests in the Divisions is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other Owners. A limitation or modification could be applied to transfers to and from one or more of the Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner; (3) limiting the dollar amount that may be transferred by an Owner between Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the Owner.
Automated transfers
We may in the future allow you to make automatic transfers of Equity Option cash values to pay the Fixed Policy premiums. If we do, we will set forth the terms and conditions in the forms we provide to you to establish the automatic transfers.
Transfers by telephone
Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests and changes to allocations of Equity Enricher premiums by phone. We generally allow you to authorize your sales representative to make such requests. The following procedures apply:
•
We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Fixed Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.
•
All telephone calls will be recorded.
•
You will receive a written confirmation of any transaction.
•
Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.
•
You should contact our Designated Office with any questions regarding the procedures.
Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your sales representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.
BORROWING FROM THE FIXED POLICY OR EQUITY OPTIONS
You may obtain a loan from us whenever your Fixed Policy or any riders has a loan value. The loan value equals the cash value less the anticipated loan interest for the remainder of that Fixed Policy year. We will take the loan from available cash value in accordance with our administrative procedures that are in effect at the time you take the loan.

As of the Date of Receipt, for any loan request that affects an Equity Option, we will:
•
Remove an amount equal to the loan from your Equity Option. We will place an equal amount in a corresponding fixed benefit rider where it will accumulate interest in accordance with the terms of whichever of those options we have placed it in.
•
Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. Your interest payments are due at the end of each Fixed Policy year. If you don’t pay the interest, we will treat it as a new policy loan, which will be taken from available cash value in accordance with our administrative procedures that are in effect at the time. The interest rate charged for a Fixed Policy year will never be more than the maximum allowed by law and will generally be the greater of:
•
the published monthly average for the calendar month ending two months before the start of such year; or
•
the rate used to calculate the guaranteed cash value of the Fixed Policy and its riders for the Fixed Policy year plus 1%.
The published monthly average means (a) Moody’s Corporate Bond Yield Average Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or any successor service; or (b) If the Moody’s average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which the Fixed Policy is delivered.
Repaying your loans (plus accrued interest) is done by sending in payments of at least $50. Such repayments will reduce your loan balance. You may then transfer such repaid amount to your Equity Option at any time.
Before taking a loan, you should consider the following:
•
Interest payments on loans are generally not deductible for tax purposes.
•
Under certain situations, policy loans could be considered taxable distributions.
•
If you surrender your Fixed Policy or if we terminate your Fixed Policy, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See “Federal Tax Matters — Loans” below.) In addition, the amounts borrowed and withdrawn reduce the cash value and any remaining cash value may be insufficient to pay the income tax on your gains.
•
A policy loan increases the chances of our terminating your Fixed Policy due to insufficient cash value.
•
An Equity Option’s conditional guaranteed minimum death benefit will be reduced by the same proportion as the loan reduces the Equity Option’s cash value.
•
Your Fixed Policy’s death benefit will be reduced by any unpaid loan (plus any accrued and unpaid interest).
•
The amount taken from your Equity Options’ cash value as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, a loan can permanently affect the death benefit and cash value of the Equity Options, even if they are repaid.
•
Under some circumstances, the existence of a policy loan can limit the amount of your Equity Option’s cash value that is permitted to be surrendered or withdrawn.

LAPSE
Termination
We will terminate Equity Options with no cash value or death benefit if you are not making sufficient premium payments under the Fixed Policy or if you reduce your Fixed Policy face amount of insurance below $50,000 ($100,000 for policies issued prior to July 1, 1997). We will terminate your Fixed Policy if we do not receive sufficient premium payments (or sufficient loan repayments so that the loan portion does not exceed the cash value of the Fixed Policy) by the end of a 31 day grace period. If the insured dies during the grace period, the insurance proceeds will still be payable, but we will deduct any due and unpaid Fixed Policy premiums and any policy loan and loan interest from the proceeds.
At the end of the grace period, if you have elected to do so, and if there is sufficient cash value in your Equity Option to do so, we will pay your premium from the Equity Option cash value through an automatic loan feature.
Reinstatement
We will reinstate (put back in force) the Equity Option if we reinstate your Fixed Policy. The reinstated Equity Option will have no cash value until an Equity Option premium payment or a permitted transfer into an Equity Option is made. We will reinstate your Fixed Policy subject to certain terms and conditions that the Fixed Policy provides. We must receive your reinstatement request within 3 years (or within any longer period provided by state law) after the end of the Fixed Policy’s grace period and before its Final Date.
CHARGES AND DEDUCTIONS YOU PAY FOR EQUITY OPTIONS
The Equity Option charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume. The name of a charge can suggest the purposes for which the charge is imposed. For example, the “sales charge” for the Equity Enricher is designed primarily to defray commissions and other costs of marketing that Option. However, our revenues from any particular Equity Option charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one Equity Options charge to pay other costs and expenses in connection with the Equity Options, including the cost of insurance and mortality and expense risk and administrative services charge. We may also profit from our revenues from all the Equity Options charges combined.
The following sets forth additional information about the Equity Options charges.
Deductions from Premiums
Sales charge: We deduct a 2.00% sales charge from each premium. This charge only applies to the Equity Enricher.
Charge for average expected state taxes attributable to premiums: We deduct 2.00% from each premium to reimburse us for the state and local taxes that we must pay based on premiums we receive. Premium taxes vary based on jurisdiction and currently range from 0 to 5.0%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states. This charge only applies to the Equity Enricher.
Federal tax charge: We deduct 1.00% from each premium to reimburse us for our estimate of the Federal income tax liability related to premiums. This charge only applies to the Equity Enricher.

Charge for Personalized Illustrations
We reserve the right to charge $25.00 for any request for an illustration in excess of one per year. We do not currently impose this charge.
Charges Included in the Monthly Deduction
We deduct the monthly deduction as of each Fixed Policy monthly anniversary, beginning with the first Fixed Policy month during which an Equity Option is in effect. We take the monthly deduction from each investment division you are using, in proportion to the Equity Option’s Cash Value in that investment division. If there is no cash value in the Equity Option, there is no insurance coverage provided under the Option and therefore no monthly deduction is due.
Cost of insurance: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying the applicable cost of insurance percent by the Equity Options cash value at the end of the prior Fixed Policy month.
There are two components of the monthly deduction.
•
The cost of insurance percent is based on our expectations as to future experience, taking into account the insured’s sex (if permitted by law), age, smoking status and rate class. The percentages will never exceed the guaranteed cost of insurance percentages set forth in your Equity Option rider. These guaranteed percentages are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex (if permitted by law), age and rate class. Our current percentages are lower than the maximums in most cases. We review our percentages periodically and may adjust them, but we will apply the same percentages to everyone who has had their Equity Option for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance percentage increases each year you own your Equity Option, as the insured’s age increases. Accordingly, your cost of insurance charge will generally increase as the insured ages, even though the death benefit will decrease (relative to cash value) over time. See “Net Single Premium.”
•
Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured’s rate class will affect your charge for insurance coverage.
•
The cash value of an Equity Option (to which the cost of insurance percent is applied) depends on a number of factors that are discussed below under “Equity Options Cash Value.” The amounts that you allocate to your Equity Options and any favorable investment performance on those amounts will tend to make such cash value go up. On the other hand, poor investment performance, the charges that we deduct each month, and any withdrawals or loans you take from Your Equity Options cash value tend to make that cash value go down.
For Equity Additions, the current maximum amount that we may charge for the cost of insurance is $2.47 per $1,000 of Equity Additions Cash Value and the minimum that we may charge for the cost of insurance is $0.05 per $1,000 of Equity Additions Cash Value.
For Equity Enricher, the current maximum amount that we may charge for the cost of insurance is $2.47 per $1,000 of Equity Enricher Cash Value and the minimum that we may charge for the cost of insurance is $0.05 per $1,000 of Equity Enricher Cash Value.
Mortality and expense risk and administrative services charge: We make this monthly charge primarily to compensate us for:
•
expenses we incur in the administration of the Equity Option

•
mortality risks that insureds may live for a shorter period than we expect; and
•
expense risks that our issuing and administrative expenses may be higher than we expect.
The amount of the charge is lower if the Fixed Policy’s face amount is at least $250,000 at the date we calculate the charge. Therefore, changes you make in your Fixed Policy’s face amount could affect the rate at which this charge applies to you.
The charge is made monthly, based on the cash value of the Fixed Policy in our Separate Account, at an annual rate of 0.75% and 0.50% if the Fixed Policy’s face amount is at least $250,000.
Charges and Expenses of the Separate Account and the Portfolios
Charges for Income Taxes: In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies’ cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.
Portfolio Charges. Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolios shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolios and Appendix A, below.
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Equity Options are sold, (2) differences in actual or expected risks, expenses, persistency of the Equity Options or mortality experience among different categories of purchasers or insureds, and (3) changes in Equity Options pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Equity Options as well as to Equity Options issued in the future, except that the changes under any Equity Option may never exceed the maximums therein.
NET SINGLE PREMIUM
To determine an Equity Options death benefit, we divide an Equity Option's cash value by the net single premium. The net single premium varies from day to day and is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex (if permitted by law) and age. While it is not a charge or expense, the lower the net single premium, the higher the death benefit, and vice versa. The net single premium under your Equity Option will increase each month, as the insured grows older. Accordingly, your death benefit (relative to your cash value) will decrease as the insured ages. However, your cost of insurance charge will generally increase over that same period of time. The amount of your net single premium for each month is prescribed in the Equity Option itself and we will not alter such amounts.
FEDERAL TAX MATTERS
The following is a brief summary of some tax rules that may apply to your Policy. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Insurance Proceeds
•
Insurance proceeds are generally excludable from your beneficiary’s gross income to the extent provided in Section 101 of the Internal Revenue Code (“Code”).
•
In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
•
The death proceeds may be subject to federal estate tax: (i) if paid to the insured’s estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.
•
If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
•
Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.
•
The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.
Cash Value (If Your Policy Is Not a Modified Endowment Contract)
•
You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans
•
Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.
•
Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
•
If your Policy terminates (upon surrender, cancellation, lapse, the Final Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed your remaining basis in the Policy. In the case of an exchange, any outstanding Policy loan will generally be taxed to the extent of any Policy gain. Please be advised that amounts borrowed and withdrawn reduce the Policy’s cash value and any remaining Policy cash value may be insufficient to pay the income tax on your gains.
Modified Endowment Contracts
These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the “7-pay test.” Material changes in the Policy include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to your Policy after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract.
If your Policy is considered a modified endowment contract the following applies:
•
The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.
•
Amounts withdrawn or distributed before the insured’s death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
•
An additional 10% income tax generally applies to the taxable portion of the amounts you receive before age 59 1∕2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. The foregoing exceptions to the 10% additional tax generally do not apply to a Policy Owner that is a non-natural person, such as a corporation.
•
If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Diversification
In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy Owners of gains under their Policy. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.
Investor Control
In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policy to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy from being treated as the owners of the underlying Separate Account assets.
Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.
In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Withholding
To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax. Pursuant to Rev. Rul. 2004-97, Rev. Rul. 2004-75 will not apply to payments that are made to residents of Puerto Rico under life insurance contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.
Business Uses of Policy
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Guidance on Split Dollar Plans
The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.
The Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy in connection with a split dollar life insurance arrangement should consult legal counsel.
Split dollar insurance plans that provide deferred compensation may be subject to rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.
Transfer of Issued Life Insurance Policies to Third parties.
If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Changes to Tax Rules and Interpretations
Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
•
Possible taxation of cash value transfers between investment options;
•
Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets;
•
Possible changes in the tax treatment of Policy benefits and rights.
To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.
The Company’s Income Taxes
Under current federal income tax law we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since we are the owner of the assets from which the tax benefits are derived.
RIGHTS WE RESERVE
We and our affiliates may change the voting procedures and vote Portfolio shares without instruction from the owners of the Equity Options, if the securities laws change. We also reserve the right: (1) to add investment divisions; (2) to combine investment divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an investment division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for the Equity Options, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the 1940 Act or in any other form; (6) to deregister the Separate Account under the 1940 Act; (7) to combine it with other Separate Accounts; (8) to transfer assets supporting Equity Options from one investment division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law; (9) to change the way we assess charges without exceeding the aggregate amount of the Equity Option’s guaranteed maximum charges; and (10) to make any necessary technical changes to the Equity Options to conform it to the changes we have made. We will exercise these rights in accordance with applicable law, including approval of the owner of the Equity Option if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.
We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
OTHER FIXED POLICY PROVISIONS
You should read your Fixed Policy and any riders, including the Equity Options riders, for a full discussion of their provisions. The following is a brief discussion of some of the provisions that you should consider:
Suicide
If the insured commits suicide within the first two Fixed Policy years (or any different period specified in your Fixed Policy, if required by state law), your beneficiary will receive all premiums paid to the Fixed Policy and any riders (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken.
Assignment and Change of Ownership
You can designate a new owner or otherwise assign an Equity Option only as part of an assignment of your Fixed Policy. You can assign your Fixed Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.
Payment and Deferment
Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
•
The New York Stock Exchange has an unscheduled closing.
•
There is an emergency so that we could not reasonably determine the investment experience of an Equity Option.
•
The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Equity Option owners (provided that the delay is permitted under New York State insurance law and regulations).
•
With respect to the insurance proceeds, entitlement to a payment is being questioned or is uncertain.
We pay interest on the amount of insurance proceeds if, and in the amount required, by state law from the date of death until the date we pay the benefit.
We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a your check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the your check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Dividends
The Equity Options are “nonparticipating,” which means they are not eligible for dividends from us and do not share in any distributions of our surplus.
SALES AND DISTRIBUTION OF THE POLICIES
We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (“Distributor” or “MLIDC”), for the distribution of the Policies. The Distributor’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA Broker Check Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA Broker Check is available through the Hotline or on-line.
Equity Options and the Fixed Policy are no longer offered for sale.
Distributing the Equity Options
The Equity Options and the Fixed Policy were sold through licensed sales representatives who were formerly affiliated with the Company.
We reimburse MLIDC for expenses MLIDC incurs in distributing the Equity Options (e.g. commissions payable to the broker-dealers who sold the Equity Enricher).
The payments described below do not result in a charge against the Equity Options in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you either make a withdrawal from your Equity Enricher or the Fixed Policy terminates.
Compensation to Formerly Affiliated Sales Representatives and their Managers for the Sale of the Policy
Sales representatives that were registered with a broker-dealer that was formerly affiliated with the Company may have been career sales representatives who were employees of MetLife or brokers who were not employees of MetLife (“formerly affiliated sales representatives”).
Formerly affiliated sales representatives received cash payments for the sale of the base Policy and certain riders. We did not make any payment for the sale of the Equity Additions, but did make payments for the sale of the Equity Enricher.
Formerly affiliated sales representatives received cash payments for the products they sold and serviced based upon a ‘gross dealer concession’ model. The cash payment is equal to a percentage of the gross dealer concession amount (described below for the Policy). For formerly affiliated sales representatives, other than those in our MetLife Resources Division (MLR), the percentage was determined based upon a formula that takes into consideration premiums and purchase payments applied to proprietary products that the formerly affiliated sales representative sold and serviced. Proprietary products are those issued by us or our affiliates. (MLR sales representatives receive compensation for the sale of the Policy based upon premiums and purchase payments applied to all products sold and serviced by the MLR sales representative; however, they were entitled to the additional compensation described below based on sales of proprietary products.) Because sales of proprietary products were a factor in determining the percentage of gross dealer concession amount and/or the amount of additional compensation to which formerly affiliated sales representatives were entitled, they had an incentive to favor the sale of proprietary products over other products issued by non-affiliates. In addition, because their sales managers’ compensation was based on the sales made by the representatives they supervised, these sales managers also had an incentive to favor the sale of proprietary products.
The gross dealer concession amount for the Equity Enricher was 4.75% of the Equity Enricher premiums in all Policy years.
Additional Cash Compensation to Formerly Affiliated Sales Representatives and their Managers
Formerly Affiliated sales representatives and their managers may have been eligible for additional cash compensation such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, payments based on a percentage of policies’ cash value, financing arrangements, marketing support, medical and retirement benefits and other benefits. The amount of this additional cash compensation was based primarily on the amount of proprietary products sold. Formerly affiliated sales representatives must have met a minimum level of sales of proprietary products in order to maintain their employment or agent status with us and in order to have been eligible for most of the cash compensation listed above. Managers who supervised these sales representatives may have been entitled to additional cash compensation based on sales of proprietary products by the sales representatives they supervised. For some of our affiliates, managers may have paid a portion of their cash compensation to their sales representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based in sales of proprietary products, these registered representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.
Non-cash Compensation to Formerly Affiliated Sales Representatives and their Managers
Formerly affiliated sales representatives and their managers were also eligible for various non-cash compensation programs that we offered such as conferences, trips, prizes, and awards. Other payments may have been made for other services that did not directly involve the sale of products. These services may have included the recruitment and training of personnel, production of promotional literature, and similar services.
Other Payments
We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account value and/or Cash Values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.
These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies or the Equity Options.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Fixed Policy to government regulators.

FINANCIAL STATEMENTS
The financial statements of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on March 31, 2023. MetLife’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

GLOSSARY
Age — For purpose of computing the insured’s age we start with the insured’s age on the Date of Policy which is set forth in the Fixed Policy.
Attained Age — The insured’s issue age plus the number of completed Fixed Policy years.
Beneficiary — The beneficiary is the person or persons designated by the owner of the Fixed Policy to receive insurance proceeds upon the death of the insured .
Date of Policy — The date of the policy as set forth in the Fixed Policy. The Date of Policy is usually the date the Fixed Policy application is approved.
Designated Office —  Our Designated Office varies based on the type of service request or transaction that you are making. The most recent correspondence or annual statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. Your premium payment bill will have the address and telephone number that you can use to pay premiums. We will notify you if there are changes to this information.
Fixed Policy —  A fixed benefit policy without riders.
Fund —  An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Life other than those allocated to the Separate Account.
Indebtedness — The total of any unpaid Fixed Policy loan and loan interest.
Insured — The person upon whose life the Fixed Policy is issued.
Investment Division — A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.
Investment Start Date — The initial effective time of your Equity Options’ investment in the Separate Account.
Monthly Anniversary — The same date in each month beginning with the first Fixed Policy month during which any Equity Option is in effect. We deduct the monthly deduction as of each Fixed Policy monthly anniversary.
Net Cash Value — The Fixed Policy’s Cash Value less any outstanding loans and accrued loan interest.
Net Premium — The Net Premium under the Equity Enricher is your premium payments minus the minus the sales charge, the premium tax charge, and the federal tax charge.
Net Single Premium — Is an amount that varies from day to day and is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex (if permitted by law) and age. The Net Single Premium together with the cash value in the Equity Option is used to determine an Equity Options death benefit.
Portfolio —  A portfolio of an open-end management investment company that is registered with the SEC in which the Separate Account UL investment divisions invest.
Riders — Optional riders that can be added to the Fixed Policy that provide additional features. Some riders provide methods under which credits (such as dividends that become payable under your Fixed Policy, as well as any cash value that you transfer from another credit option that you have in effect) can be applied to accumulate additional cash value and purchase additional death benefits.
Separate Account — Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest Premiums paid under the Equity Options and certain other variable life insurance policies.
You — “You” refers to the Fixed Policy Owner.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE EQUITY OPTIONS
The following is a list of the Portfolios currently available under the Equity Options. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000221. You can also request this information at no cost by calling 800-638-5000 or by sending an email request to RCG@metlife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Fixed Policy and Equity Options may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
US Equity	Morgan Stanley Discovery Portfolio*+ - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	-62.47%	5.73%	8.62%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
+
The Morgan Stanley Discovery Portfolio is not available to the Equity Additions Rider.
A-1

This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information dated the same date as this Prospectus, and which is legally part of this Prospectus.
Additional information about the Equity Options and the Separate Account can be found in the Statement of Additional Information. You may view the Statement of Additional Information, by logging on to our website at dfinview.com/metlife/tahd/MET000221 or you may obtain a copy of the Statement of Information without charge, by calling 800-638-5000, or sending an email request to RCG@metlife.com.
For current information about your Equity Option values, for transfers and premium reallocations, to change or update Equity Option information such as your billing address, billing mode, beneficiary or ownership, for information about other Equity Option transactions, and to ask questions about your Equity Option, you may call our TeleService Center at 800-638-5000.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000011873

The Equity Options (Equity Additions and Equity Enricher)
Issued by Metropolitan Life Separate Account UL
Of Metropolitan Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION (PART B)
May 1, 2023
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2023 for the Equity Options and should be read in conjunction therewith. Unless otherwise indicated, terms used in this Statement of Additional Information have the same meaning as they do in the Prospectus. A copy of the Prospectus for Equity Options may be found online at dfinview.com/metlife/tahd/MET000221 or by calling 1-800-638-5000.
SAI-1

Table of Contents

Page
THE COMPANY AND THE SEPARATE ACCOUNT	SAI-3
DISTRIBUTION OF THE POLICIES THAT INCLUDE THE EQUITY OPTIONS	SAI-3
COMMISSIONS	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-3
PAYMENT OF PROCEEDS	SAI-3
POTENTIAL CONFLICTS OF INTEREST	SAI-4
LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY	SAI-4
MISSTATEMENT OF AGE OR SEX	SAI-4
REPORTS	SAI-4
PERSONALIZED ILLUSTRATIONS	SAI-5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-5
FINANCIAL STATEMENTS	SAI-6
SAI-2

THE COMPANY AND THE SEPARATE ACCOUNT
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a holding company.
We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Equity Options described in the Prospectus and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a “separate account” under Federal securities laws, and is registered with the U.S. Securities and Exchange Commission (the “SEC”). Registration with the SEC does not involve SEC supervision of the Separate Account’s management or investments. However, the New York Insurance Commissioner regulates MetLife and the Separate Account.
For more information about MetLife, please visit our website at www.metlife.com
DISTRIBUTION OF THE POLICIES THAT INCLUDE THE EQUITY OPTIONS
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, New York 10166, is the principal underwriter and distributor of the Equity Options. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Beginning January 1, 2009, new Equity Options are no longer sold.
COMMISSIONS
We do not pay commissions for the sale of the Equity Additions. MLIDC received sales compensation with respect to the sale of Equity Enricher in the following amounts:
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2022	$9,803	$0
2021	$11,180	$0
2020	$10,761	$0
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
PAYMENT OF PROCEEDS
We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to six months. Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
•
The New York Stock Exchange has an unscheduled closing.
•
There is an emergency so that we could not reasonably determine the investment experience of a Policy.
•
The SEC determines that an emergency exists.
•
The SEC by order permits us to do so for the protection of Policy Owners (provided that the delay is permitted under New York State insurance law and regulations).
SAI-3

•
With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
•
We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of death to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
POTENTIAL CONFLICTS OF INTEREST
The Portfolio’s Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Division from the Portfolio(s), if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY
We will not contest your Policy after two Policy years from the Fixed Policy’s issue or reinstatement (excluding riders added later). We will not contest an increase in a death benefit after it has been in effect for two years.
MISSTATEMENT OF AGE OR SEX
We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in the Policy application.
REPORTS
Generally, you will promptly receive statements confirming your significant transactions such as:
•
Transactions between an Equity Option and another part of the Policy.
•
Transfers between Divisions.
•
Partial withdrawals.
•
Loan amounts you request.
•
Premium payments.
If your premium payments are made through preauthorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.
We will also make available an annual statement within 30 days after a Policy year. The statement will summarize the year’s transactions and include information on:
•
Deductions and charges.
•
Status of the death benefit.
SAI-4

•
Cash values.
•
Amounts in the Divisions you are using.
•
Status of Policy loans.
•
Automatic loans to pay interest.
•
Information on your modified endowment contract status (if applicable).
We will also make available to you a Portfolio’s annual and semi-annual reports to shareholders. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports.
PERSONALIZED ILLUSTRATIONS
We may provide personalized illustrations showing how the Equity Options work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit and cash value for the Equity Options could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional Premium payments beyond those shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized. Illustrations may also show the internal rate of return on the Cash Surrender Value and the death benefit. The internal rate of return on the Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Metropolitan Life Separate Account UL as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in or partial periods included within the three-year period ended December 31, 2022, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
SAI-5

FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL and the audited consolidated financial statements of the Company are incorporated by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on March 31, 2023. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-6

Part C: Other Information
Item 30. Exhibits
(a)
Resolution of the Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate
Account UL. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration
Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)		Custodian Agreements. None.
(c)	(i)	Form of Broker Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)
	(ii)	Forms of Selling Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.)
(iii)
Form of Retail Sales Agreement. (Incorporation herein by reference to Post-Effective Amendment No. 5 to Metropolitan
Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 26, 2006.)

(iv)
Amended and Restated Principal Underwriting Agreement with MLIDC dated October 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Metropolitan Life Separate
Account E, File No. 333-52366, filed April 23, 2019.)

(v)
Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010.
(Incorporated herein by reference to Exhibit 3(b)(ii) Post-Effective Amendment No. 14 to Metropolitan Life Separate
Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

(vi)
Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September
2012. (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement
on Form N-4 (File No. 333-83716) filed April 13, 2010.)

(d)	(i)
Variable Additional Insurance Rider. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Registrant’s Registration Statement on Form S-6 (File No. 333-40161) as filed on April 2, 1998.)

	(ii)	L98 fixed benefit Life Insurance Policy. (Incorporated herein by reference to the Registrant’s Registration Statement on Form S-6 (File No. 333-40161) filed November 13, 1997.)
(iii)
Form of Variable Additional Benefit Rider. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the
Registrant’s Registration Statement on Form S-6 (File No. 333-40161) filed April 13, 1999.)

(e)
Application. Updated Enterprise Application for Policy. (Incorporated herein by reference to Post-Effective Amendment
No. 19 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 29, 2005.)

(f)	(i)
Restated Charter and By-Laws of Metropolitan Life. (Incorporated herein by reference to Post-Effective Amendment No.
3 to the Registrant’s Registration Statement on Form S-6 (File No. 333-40161) filed April 6, 2000.)

(ii)
Amended Restated Charter and By-Laws of Metropolitan Life. (Incorporated herein by reference to Metropolitan Life
Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5, 2002.)

(iii)
Amended and Restated By-Laws of Metropolitan Life. (Incorporated herein by reference to Post-Effective Amendment
No. 17 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-52366) filed
January 17, 2008.)

(iv)
Amended and Restated Charter of Metropolitan Life (effective May 16, 2016). (Incorporated herein by referrence to
Post-Effective Amendment No. 24 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account
E on Form N-4 filed on April 21, 2022.)

(g)		Reinsurance Contracts. None.
(h)	(i)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC and Metropolitan Life Insurance
Company (8/31/07). (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s
Registration Statement on Form N-4 (File No. 333-83716) filed September 10, 2007.)

(ii)
Participation Agreement with Met Investors Series Trust. (Incorporated herein by reference to Metropolitan Life
Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5, 2002.)

(iii)
Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on
Form N-6 (File No. 033-57320) filed April 12, 2012.)

(iv)
Participation Agreement, dated March 6, 2017, among Brighthouse Funds Trust I, Metropolitan Life Insurance Company,
Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post-
Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File
No. 333-176654) filed April 12, 2017.)

(v)
Participation Agreement, dated March 6, 2017, among Brighthouse Funds Trust II, Metropolitan Life Insurance
Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to
Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File
No. 333-176654) filed April 12, 2017.)

(vi)
Amendment, dated March 6, 2017, to the Participation Agreements with Brighthouse Funds Trust I. (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-83716) filed April 28, 2021.)

(vii)
Amendment, dated March 6, 2017, to the Participation Agreements with Brighthouse Funds Trust II. (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-83716) filed April 28, 2021.)

(i)		Administrative Contracts. None.
(j)		Other Material Contracts. None.
(k)
Opinion and Consent of Marie C. Swift as to the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-6 (File No.333-
40161) filed on April 30, 2004.)

(l)		Actuarial Opinion. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6 (File No. 333-40161) filed April 18, 2008.)
(m)		Calculation Exhibit. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6 (File No. 333-40161) filed April 18, 2008.)
(n)		Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(o)		Other Opinions. None.
(p)		Initial Capital Agreements. None.
(q)	(i)
Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii). (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed
April 30, 1997.)

(ii)
Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii). (Incorporation herein by reference to Post-Effective Amendment No. 12 to Metropolitan Life Separate Account UL’s Registration
Statement on Form S-6 (File No. 033-47927) filed April 10, 2001.)

(r)		Form of Initial Summary Prospectuses. None.
(s)	(i)
Powers of Attorney for Carla Harris, Carlos M. Gutierrez, Catherine Ruane Kinney, Cheryl Wray Grisé, David Herzog,
Denise Mullen Morrison, Diana McKenzie, Edward Joseph Kelly, III, Gerald Lee Hassell, John McCallion, Mark
Weinberger, Michel Khalaf, Robert Glenn Hubbard, Tamara Schock and William Earl Kennard for Metropolitan Life
Insurance Company and its designated Separate Accounts. (Incorporated herein by reference to the Registration
Statement for Metropolitan Life Insurance Company on Form S-3 (File No. 333-268428) filed on November 17, 2022.)

(s)	(ii)
Power of Attorney for Jeh Charles Johnson for Metropolitan Life Insurance Company and its designated Separate
Accounts. (Incorporated herein by reference to the Registration Statement for Metropolitan Life Insurance Company on
Form S-3/A Registration Statement (File No. 333-268428) filed on March 27, 2023.)

Item 31. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166
Chairman of the Board and Director
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director
Carla Harris Senior Client Advisor Morgan Stanley 200 Park Avenue New York, NY 10166	Director
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Jeh Charles Johnson Partner Paul, Weiss, Rifkind, Wharton & Garrison LLP 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Stephen W. Gauster	Executive Vice President and General Counsel
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer
Bill Pappas	Executive Vice President, Global Technology & Operations
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2022
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2022. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	MLIC CB Holdings LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MLIC Asset Holdings LLC (DE)
	6.	ML Bellevue Member, LLC (DE)
	7.	ML Clal Member, LLC (DE)
	8.	CC Holdco Manager, LLC (DE)
	9.	Euro CL Investments, LLC (DE)
	10.	MetLife Holdings, Inc. (DE)
		a.	MetLife Credit Corp. (DE)
		b.	MetLife Funding, Inc. (DE)
	11.	6104 Hollywood, LLC (DE)
	12.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	13.	MetLife Securitization Depositor LLC (DE)
	14.	WFP 1000 Holding Company GP, LLC (DE)
	15.	MTU Hotel Owner, LLC (DE)
	16.	MetLife Water Tower Owner LLC
	17.	Missouri Reinsurance, Inc. (CYM)
	18.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
		a.	The Building at 575 Fifth Retail Holding LLC (DE)
			1)	The Building at 575 Fifth Retail Owner LLC (DE)
	19.	23rd Street Investments, Inc. (DE)
		a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital
Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

			1)	Met Canada Solar ULC (CAN)
	20.	Plaza Drive Properties, LLC (DE)
	21.	White Oak Royalty Company (OK)
	22.	Metropolitan Tower Realty Company, Inc. (DE)
	23.	Midtown Heights, LLC (DE)

24.	MetLife Legal Plans, Inc. (DE)
	a.	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
25.	MetLife Next Gen Ventures, LLC (DE)
26.	MetLife Properties Ventures, LLC (DE)
27.	MET 1065 HOTEL, LLC (DE)
28.	ML MMIP Member, LLC (DE)
29.	Transmountain Land & Livestock Company (MT)
30.	MEX DF Properties, LLC (DE)
31.	PREFCO Fourteen, LLC (DE)
32.	ML HS Member LLC (DE)
33.	MetLife Tower Resources Group, Inc. (DE)
34.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.
35.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	c.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
36.	Corporate Real Estate Holdings, LLC (DE)
37.	St. James Fleet Investments Two Limited (CYM)
	a.	OMI MLIC Investments Limited (CYM)
38.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
39.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest
40.	ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company
41.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by MLIC and 10.16% by Metropolitan Tower Life Insurance Company.
42.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
43.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
44.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
45.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
46.	Haskell East Village, LLC (DE)
47.	ML Sloan’s Lake Member, LLC (DE)
48.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
49.	ML Terminal 106 Member, LLC (DE)
50.	Boulevard Residential, LLC (DE)

51.	MetLife Ontario Street Member, LLC (DE)
52.	Pacific Logistics Industrial South, LLC (DE)
53.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
54.	METLIFE ACOMA OWNER, LLC (DE)
55.	1201 TAB Manager, LLC (DE)
56.	MetLife 1201 TAB Member, LLC (DE)
57.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
58.	ML 300 THIRD MEMBER LLC (DE)
59.	MNQM TRUST 2020 (DE)
60.	MetLife RC SF Member, LLC (DE)
61.	Oconee Hotel Company, LLC (DE)
62.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
63.	ML Hudson Member, LLC (DE)
64.	MLIC Asset Holdings II LLC (DE)
65.	MCJV, LLC (DE)
66.	ML Sentinel Square Member, LLC (DE)
67.	MetLife THR Investor, LLC (DE)
68.	ML MATSON MILLS MEMBER LLC (DE)
69.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
70.	Southcreek Industrial Holdings, LLC (DE)
71.	ML OMD Member, LLC (DE)
72.	MetLife OFC Member, LLC (DE)
73.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
74.	MetLife 425 MKT Member, LLC (DE)
75.
MetLife GV Owner LLC (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan GHV (Hotel) Fund LP.;
MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC, (ii) 10.027182% by MTL GV Owner
LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

76.	MMP OWNERS III, LLC (DE)
	a.	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
		1)	MMP HOLDINGS III, LLC (DE)
			a)	MMP CEDAR STREET REIT, LLC (DE)
				(1)	MMP CEDAR STREET OWNER, LLC (DE)
			b)	MMP SOUTH PARK REIT, LLC (DE)
				(1)	MMP SOUTH PARK OWNER, LLC (DE)
			c)	MMP OLIVIAN REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
77.	MC Portfolio JV Member, LLC (DE)

	78.	Pacific Logistics Industrial North, LLC (DE )
	79.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
	80.	ML One Bedminster, LLC (DE)
	81.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.
	82.	ML-AI MetLife Member 3, LLC (DE)
	83.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
	84.	ML-AI MetLife Member 5, LLC (DE)
	85.	MetLife HCMJV 1 GP, LLC (DE)
	86.	MetLife HCMJV 1 LP, LLC (DE)
	87.	ML Corner 63 Member, LLC (DE)
	88.	MCRE BLOCK 40, LP (DE)
	89.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
	90.	MetLife Japan US Equity Owners LLC (DE)
	91.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
	92.	MMP Owners, LLC (DE)
	93.	10700 Wilshire, LLC (DE)
	94.	Chestnut Flats Wind, LLC (DE)
	95.	ML Terraces, LLC (DE)
	96.	Viridian Miracle Mile, LLC (DE)
	97.	MetLife Boro Station Member, LLC (DE)
	98.	MetLife FM Hotel Member, LLC (DE)
		a.	LHCW Holdings (U.S.) LLC (DE)
		1)	LHC Holdings (U.S.) LLC (DE)
		a)	LHCW Hotel Holdings LLC (DE)
(1) LHCW Hotel Holdings (2002) LLC (DE)
(2) LHCW Hotel Operating Company (2002) LLC (DE)
	99.	White Tract II, LLC (DE)
	100.	MetLife 1007 Stewart, LLC (DE)
	101.	MetLife OBS Member, LLC (DE)
	102.	MetLife SP Holdings, LLC (DE)
		a.	MetLife Private Equity Holdings, LLC (DE)
	103.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
		1)	Park Tower JV Member, LLC (DE)
	104.	MCPP Owners, LLC (DE)
	105.	MetLife Chino Member, LLC (DE)
	106.	MetLife 8280 Member, LLC (DE)
	107.	MetLife Campus at SGV Member LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)

		a.	Versant Health Consolidation Corp, (DE)
			1)	WDV Acquisition Corp, (DE)
				a)	Davis Vision, Inc. (NY)
(1) Versant Health Lab, LLC (DE)
(2) DavisVision IPA, Inc. (NY)
		b.	Superior Vision Holdings, Inc. (DE)
			1)	Superior Procurement, Inc. (DE)
			2)	Superior Vision Services, Inc. (DE)
				a)	Superior Vision Insurance, Inc. (AZ)
		c.	Block Vision Holdings Corporation (DE)
			1)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
			2)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
			3)	Vision 21 Physician Practice Management Company (FL)
			4)	Superior Vision Benefit Management, Inc. (NJ)
				a)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)
				b)	Block Vision of Texas, Inc. (TX)
				c)	UVC Independent Practice Association, Inc. (NY)
				d)	MEC Health Care, Inc. (MD)
				e)	Superior Vision of New Jersey, Inc. (NJ)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
			3)	MetLife Japan Owner (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company GmbH (Swiss)
		a.	MetLife, LIfe Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
		b.	MetLife Global Holding Company II GmbH (Swiss)

1)	MetLife Investment Management Holdings (Ireland) Limited (Ireland) and subsidiaries
2)	Closed Joint-Stock Company Master-D (Russia)
3)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, International Technical and Advisory Services
Limited, Borderland Investments Limited and Natiloportem Holdings, LLC each own 10.0000315938813% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009%.

4)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

5)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
6)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
7)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by
MetLife Global Holding Company I GmbH (Swiss).

	a)	Fundación MetLife Mexico, A.C.
8)	MetLife International Holdings, LLC (DE)
	a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica,
S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.

		(2)	MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
	b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
		(1)	MAXIS Services, LLC (DE)
			(a)	MAXIS Insurance Brokerage Services, Inc. (DE)
	c)	MetLife Asia Limited (Hong Kong)
	d)	MetLife International Limited, LLC (DE)
	e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

	g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
	h)	MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
		(1)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
			(a)	MetLife Insurance Company of Korea, Ltd.
				i.	MetLife Financial Services, Co., Ltd. (South Korea)
			(b)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
				i.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
				ii.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.

							iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
							iv.	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.
					(3)	MetLife Ireland Treasury d.a.c (Ireland)
						(a)	MetLife General Insurance Limited (Australia)
						(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
							i.	MetLife Services Pty Limited (Australia)
							ii.	MetLife Investments Pty Limited (Australia)
[1]
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment
Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited
(“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY Limited.

				i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
				j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
				k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem
Holdings, LLC.

				m)	PNB MetLife India Insurance Company Limited -46.87% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora
de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by
Natiloportem Holdings, LLC.

			9)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
				a)	MetLife Investments Asia (Hong Kong)
				b)	MetLife Investments Limited (England/UK)
				c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
				d)	MetLife Investment Management Europe Limited (Ireland)
				e)	Affirmative Investment Management Partners Ltd (UK)
				f)	Affirmative Investment Management Australia Pty Ltd (Australia)
				g)	Affirmative Investment Management Japan K.K. (Japan)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.99% is held by MetLife Chile Inversiones Limitada and 0.01% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

			1)	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
a)
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Adminis-
tradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile
Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
			1)	MetLife International PE Fund I, LP (CYM) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 4.12% is owned by MetLife Mexico S.A.,
2)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited,

3)
MetLife International PE Fund II, LP (CYM) - 97.90% of the limited partnership interests of MetLife
International PE Fund II, LP is owned by MetLife Insurance K.K. (Japan) and 2.1% by MetLife Mexico, S.A.

4)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited,

5)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited,

6)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

7)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

			8)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
		g.	MLIA Park Tower Manager, LLC (DE)
		h.	MetLife 425 MKT Manager, LLC (DE)
		i.	ML Bellevue Manager, LLC (DE)
		j.	1350 Eye Street Manager, LLC (DE)
		k.	MetLife Core Property Fund GP, LLC (DE)

1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life
Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746)
owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance K.K. owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

a)
MetLife Core Property REIT, LLC (DE) - MetLife Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP
SoCal Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The
Palms at Doral, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC;
MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial – LAX, LLC; MCP SoCal
Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial – Bernardo, LLC;
MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble
Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B,
LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco,
LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings,
LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP
Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames
Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC;
MCP- Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP
Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF-
Needham, LLC (100%); 60 11th Street, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member,
LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park Member, LLC; MCP Denver
Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle Gateway Industrial II, LLC;
MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP Burnside Member, LLC;
MCP Vance Jackson, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue
Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center
Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Sleepy Hollow Member,
LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford, LLC; MCP Hub I, LLC; MCP Hub I Property,
LLC (100%); MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; Mountain
Technology Center Venture, LLC (100%); MCP 38th West Highland, LLC; Mountain Technology Center A,
LLC; Mountain Technology Center B, LLC; Mountain Technology Center C, LLC; Mountain Technology
Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP Gateway Commerce
Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial, LLC (81.28%); Center Avenue
Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard Avenue Industrial Venture, LLC
(79.81%) and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly, LLC; MCP 50-60 Binney,
LLC; MCP HH Hotel LB, LLC; MCP HH Hotel TRS, LB, LLC (100%); MCP Rausch Creek Logistics Center
Member I, LLC; MCP Rausch Creek Logistics Center Member II, LLC; MCP 249 Industrial Business Park,
LLC (100%); MCP Alder Avenue Industrial Member, LLC (100%); MCP Valley Boulevard Industrial Member,
LLC (100%); MCP Key West, LLC; MCP West Fork, LLC; MCP Broadstone, LLC; MCP Ranchero Village MHC
Member, LLC; MCP Block 23 Residential Owner, LLC; MCP Financing, LLC; MCP Longhaven Estates
Member, LLC.

		b)	MetLife Core Property Holdings, LLC (DE)
			(1)	MCP Property Management, LLC (DE)
			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
l.	MetLife Senior Direct Lending GP, LLC (DE)
	1)	MetLife Senior Direct Lending Fund, LP (CYM)

		a)	MetLife Senior Direct Lending Finco, LLC (DE)
			(1)	MetLife Senior Direct Lending Holdings, LP (DE)
	2)	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
m.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea
Limited owns 1.4%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
				(a)	MCMIF Holdco I, LLC (DE)
				(b)	MCMIF Holdco II, LLC (DE)
				(c)	MCMIF Holdco III, LLC (DE)
n.	MIM Campus at SGV Manager, LLC (DE)
o.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life
Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
p.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”). The
interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P. is
the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds 0.0001%
of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

q.	MetLife Single Family Rental Fund GP, LLC (DE)
1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). MetLife Investment Management, LLC is the sole limited partner in the Fund.

r.	MetLife Loan Asset Management LLC (DE)
s.	MIM CM Syndicator LLC (DE)
t.	MetLife MMPD II Special, LLC (DE)
u.	ML - URS Port Chester SC Manager, LLC (DE)
v.	Hampden Square Manager LLC (DE)
w.	MLIA SBAF Manager, LLC (DE)
x.	MLIA SBAF Colony Manager LLC (DE)
y.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
z.	MIM Rincon Manager, LLC (DE)

aa.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) -MetLife Middle Market Private Debt Parallel GP,
LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

bb.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property Management,
LLC; MEC Whiteland Logistics,LLC.

cc.	GV Venture Manager LLC (DE)
dd.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC, (ii)
10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

ee.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short
Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

	3)	MetLife Long Short Credit Parallel Fund, LP (CYM) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
ff.	MetLife Middle Market Private Debt GP II, LLC (DE)
1)
MetLife Middle Market Private Debt Fund II,LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). MetLife Middle Market Private
Debt II Rated Fund, LP owns 95.37% and the General Partner owns 0.44% with the remainder held by MetLife employees.

gg.	MIM OMD Manager LLC (DE)
hh.	MetLife Japan US Equity Fund GP LLC (DE)
1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

			(1)	MetLife ConSquare Member, LLC (DE)
			(2)	MREF 425 MKT, LLC (DE)
ii.	MetLife Japan Water Tower GP LLC (DE)

1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the non-member manager of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

		jj.	MIM Alder Avenue Industrial Manager, LLC (DE)
		kk.	MIM Valley Boulevard Industrial Manager, LLC (DE)
		ll.	MIM Intersect Manager, LLC (DE)
		mm.	Water Tower Manager LLC (DE)
		nn.	MMIP Manager, LLC (DE)
		oo.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
		pp.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
		qq.	MIM Cooperative Manager, LLC (DE)
		rr.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 59.3% of the Fund. The remainder is held by third parties.

		ss.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by
Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC. The remainder is held by a third party.

H.	Delaware American Life Insurance Company (DE)
I.	Cova Life Management Company (DE)
J.	MetLife Consumer Services, Inc. (DE)
K.	MetLife Global, Inc. (DE)
L.	MetLife Global Benefits, Ltd. (CYM)
M.	Newbury Insurance Company, Limited (DE)
N.	MetLife European Holdings, LLC (DE)
O.
Inversiones MetLife Holdco Dos Limitada (CHL) -99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

P.	MetLife Reinsurance Company of Charleston (SC)
Q.	MetLife Capital Trust IV (DE)
R.	MetLife Home Loans, LLC (DE)
S.	MetLife Pet Insurance Solutions, LLC (KY)
T.	Metropolitan General Insurance Company (RI)
U.	MetLife Insurance Brokerage, Inc. (NY)
V.	MetLife Reinsurance Company of Vermont (VT)
W.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
			1)	MetLife Services East Private Limited (IND) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
			2)	MetLife Global Operations Support Center Private Limited (IND) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.
X.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)
2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 33. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six

Security Equity Separate Account Twenty-Seven
Separate Account No. 13S
(b)
MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.
Name and Principal Business Address	Positions and Offices With Underwriter
Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Vice President
Bradd Chignoli 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Robert Stanek 200 Park Avenue New York, NY 10166	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Lorene Elsie Guardado 200 Park Avenue New York, NY 10166	Assistant Vice President
Michelle Klotzbach 200 Park Avenue New York, NY 10166	Vice President
Aaron McClain 200 Park Avenue New York, NY 10166	Vice President
Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer
Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer

(c)
Compensation from the Registrant. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year.
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$5,164,893	$0	$0	$0
Item 35. Location of Accounts and Records
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)
Registrant
(b)
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(c)
MetLife Investors Distribution Company
200 Park Avenue
New York, NY 10166
(d)
MetLife
18210 Crane Nest Drive
Tampa, FL 33647
Item 36. Management Services
Not applicable
Item 37. Fee Representation
Depositor hereby makes the following representation:
Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 19th day of April, 2023.
Metropolitan Life Separate Account UL (Registrant)
By:	Metropolitan Life Insurance Company (Depositor)
By:	/s/ Michael Schmidt
Michael Schmidt Vice President

Metropolitan Life Insurance Company (Depositor)
By:	/s/ Michael Schmidt
Michael Schmidt Vice President

Signatures
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 19, 2023.
Signature	Title
*	Chairman of the Board and Director
R. Glenn Hubbard
*	President, Chief Executive Officer and Director
Michel A. Khalaf
*	Executive Vice President and Chief Financial Officer
John Dennis McCallion
*	Executive Vice President and Chief Accounting Officer
Tamara Schock
*	Director
Cheryl W. Grisé
*	Director
Carlos M. Gutierrez
*	Director
Carla A. Harris
*	Director
Gerald L. Hassell
*	Director
David L. Herzog
*	Director
Jeh Charles Johnson
*	Director
Edward J. Kelly, III
*	Director
William E. Kennard
*	Director
Catherine R. Kinney

Signature	Title
*	Director
Diana McKenzie
*	Director
Denise M. Morrison
*	Director
Mark A. Weinberger

By:	/s/ Robin Wagner
Robin Wagner Attorney-in-fact April 19, 2023
*
Metropolitan Life Insurance Company. Executed by Robin Wagner on behalf of those indicated pursuant to powers of attorney.